UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

Maryland

(State or other jurisdiction of incorporation)

750 E. Pratt Street, Baltimore, Maryland      21202

(Address of principal executive offices)          (Zip Code)

Registrants’ telephone number, including area code:  (410) 234-5000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

(c)	Exhibit No. 99	Press Release of Constellation Energy Group, Inc. issued on July 31, 2003.

ITEM 12. Results of Operations and Financial Condition

Pursuant to the requirements of Item 12 of Form 8-K, the registrants are furnishing (and not filing) on Form 8-K the press release attached hereto as Exhibit No. 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)

Date:	July 31, 2003	/s/ E. Follin Smith
E. Follin Smith, Senior Vice President and Chief Financial Officer on behalf of each registrant

EXHIBIT INDEX

Exhibit No. 99	Press Release of Constellation Energy Group, Inc. issued on July 31, 2003.